UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                               AMENDMENT NO. 3 TO
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 22, 2007
                                                           ------------

                               ESCALA GROUP, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                 1-11988                 22-2365834
            --------                 -------                 ----------
 (State or other jurisdiction of    (Commission           (I.R.S. employer
        incorporation or            file number)         identification no.)
          organization)

                                623 Fifth Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 421-9400
                                 --------------
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 3 amends the Current Report on Form 8-K (the "May 29 8-K") of Escala Group, Inc. (the "Company"), filed with the Securities and Exchange Commission (the "SEC") on May 29, 2007, as amended by Amendments No. 1 and No. 2 filed with the SEC on June 4, 2007, relating to the resignation of Amper, Politziner & Mattia, P.C. ("Amper") as the Company's independent registered public accounting firm. This Form 8-K/A amends the May 29 8-K to include the letter from Amper addressed to the SEC as required by Item 304(a)(3) of Regulation S-K. The information previously reported in the May 29 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01.        Financial Statements and Exhibits.

(d)  Exhibits

16. Letter from Amper, Politziner & Mattia, P.C. dated June 18, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 18, 2007


                                          ESCALA GROUP INC.



                                          By: /s/ Matthew Walsh
                                              -----------------
                                              Matthew Walsh, President, CFO and
                                              acting CEO





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